Regarding the following information found beneath the main heading "Description of Share Classes":

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)).  Additionally, Class R5 shares are available to funds distributed by MFD. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans (except that Class R5 shares are available to funds distributed by MFD).

Effective immediately, this information is restated as follows:

Class R1, Class R2, Class R3, and Class R4 shares generally are available only to eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the fund at an omnibus level (“Employer Retirement Plans”)).

Class R5 shares generally are available only to Employer Retirement Plans, investment companies distributed by MFD, endowments and foundations, local, city and state agencies (or entities acting on their behalf), funded welfare benefit plans (e.g., Voluntary Employees' Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans), unaffiliated registered investment companies, and collective investment trusts.

Class R1, Class R2, Class R3, Class R4, and Class R5 shares generally are not available to traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, salary reduction only 403(b) plans, and 529 tuition plans.

Regarding the following information found within the sub-section entitled "How to Purchase Shares" beneath the main heading "How To Purchase, Redeem, and Exchange Shares":

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.

Effective immediately, this information is restated as follows:

Class R1, Class R2, Class R3, Class R4, and Class R5 Shares.  You can establish an account through your financial intermediary or by contacting MFSC directly.  For Class R5 investors, you can also establish your account through your MFD representative.

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